SECURED BORROWINGS	12 Months Ended
Dec. 31, 2020
SECURED BORROWINGS
SECURED BORROWINGS

9.      SECURED BORROWINGS

In 2020, Yichuang Financial Leasing entered into several financing arrangements, with a principal amount of RMB862 million. According to the arrangements, Yichuang Financial Leasing transferred its creditor's right of certain financial receivables totaling RMB909 million with remaining lease terms ranging from 1 to 3 years originating from its finance leasing services business to external creditors. As the transfer of creditor's right of financial receivables does not constitute a real asset transformation under PRC law, the proceeds from the external creditors were considered as secured borrowings. The Groups’s secured borrowings have maturities ranging from 1 to 3 years.

As of December 31, 2020, RMB361.5 million secured borrowings is included in "Amount due to related parties", refer to Note 8.